UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601

James Center Three

Richmond, VA, 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 18, 2023, Medalist Diversified REIT, Inc. (the “Company”) commenced the internalization of the Company’s management function (the “Internalization”). Since 2016, the Company has been externally managed by Medalist Fund Manager, Inc. (the “Manager”), with the Manager responsible for managing the Company’s operations, subject to the supervision of the Company’s Board of Directors (the “Board”), pursuant to a Management Agreement dated March 15, 2016 (as amended from time to time, the “Management Agreement”). As described in more detail below, the Company agreed with the Manager to terminate the Management Agreement. Going forward, the Company will be self-managed under the executive leadership of Francis P. Kavanaugh, who was appointed by the Board as interim-Chief Executive Officer and President concurrent with the Internalization.

Item 1.01	Entry into a Material Definitive Agreement.

On July 18, 2023, the Company and Medalist Diversified Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into a Termination Agreement (the “Termination Agreement”) with the Manager, William R. Elliott and Thomas E. Messier, which provides for the immediate termination of the Management Agreement. The Termination Agreement also provides for, among other things, aggregate payments of $1,602,717 in settlement of all amounts payable under the Management Agreement, the resignation of each of Messrs. W. Elliott and Messier from any and all employment, officer, director and other positions at the Company or the Operating Partnership, Messrs. W. Elliott and Messier’s release of all rights and claims against the Company and the Operating Partnership, the survival of certain indemnification obligations with respect to Messrs. W. Elliott and Messier, the Company’s agreement to take all commercially reasonable steps to cause Messrs. W. Elliott and Messier to be released promptly from all obligations under certain guaranty arrangements made by Messrs. W. Elliott and/or Messier, Messrs W. Elliott and Messier's agreement to cooperate in a commercially reasonable manner with the Company and the Operating Partnership's efforts to sell certain of the Company's properties, and the retention of certain confidentiality obligations by the Manager.

The terms of the Termination Agreement described under this Item 1.01, and the transactions contemplated thereby, were negotiated and unanimously approved by a committee of independent members of the Board (the “Special Committee”), all of whom are independent and disinterested members of the Board. The Special Committee was formed in March 2023 in order to evaluate strategic alternatives available to the Company.

The foregoing description of the Termination Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Termination Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein. Each of the Management Agreement and the relationship between the Company and the Manager is more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Certain Relationships and Related Transactions, and Director Independence,” which information is incorporated by reference in this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 with respect to the termination of the Management Agreement is incorporated by reference into this Item 1.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Internalization and pursuant to the Termination Agreement, each of Messrs. W. Elliott and Messier provided notice of their respective resignations as director, Chairman & Chief Executive Officer and director, Vice Chairman, President & Chief Operating Officer, effectively immediately upon the Internalization. The information set forth in Item 1.01 with respect to the termination of the Management Agreement is incorporated by reference into this Item 5.02.

Effective upon the Internalization, the Board appointed Francis P. Kavanaugh as the Company’s interim Chief Executive Officer and President. Mr. Kavanaugh, age 63, currently serves as an independent member of the Board and was appointed effective May 24, 2023. Mr. Kavanaugh is the co-founder of Fort Ashford Funds, LLC, a privately held investment firm, and has served as its Managing Director since its inception in 2004. He also serves in a leadership role at New Patriots Holdings, Inc., a professional employer organization. Mr. Kavanaugh has over 30 years of diverse experience in real estate investment, business restructuring, and operational leadership. He has been actively involved with the restructuring of over 20 businesses in the public and private sectors and is adept at navigating complexity and implementing strategic changes.

Additionally, on July 18, 2023, Colin M. Elliott, Vice President of the Company, notified the Company of his intent to resign as an employee of Gunston Consulting, LLC and consequently as Vice President of the Company and from all other positions held with the Company and the Operating Partnership. The Company and Mr. C. Elliott are currently negotiating the effective date of his resignation and other material terms in connection therewith.

Item 7.01	Regulation FD Disclosure.

On July 18, 2023, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

Effective upon the Internalization, the Board appointed Timothy O’Brien as non-executive Chairman of the Board. Mr. O’Brien has served as an independent director since June 21, 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Termination Agreement, dated July 18, 2023
99.1	Press Release, dated July 18, 2023
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

* The Company has redacted provisions or terms of this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: July 18, 2023	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer